Penn Series Funds, Inc.

Supplement Dated December 19, 2006

to the Prospectus Dated May 1, 2006

This supplement provides new and additional information beyond that contained in the prospectus and should be read in conjunction with the prospectus.

In the section entitled “Sub-Advisers,” the information included under the heading “Heitman Real Estate Securities LLC” on page 55 of the prospectus is hereby deleted and replaced with the following:

Heitman Real Estate Securities LLC. Heitman Real Estate Securities LLC (“Heitman”) is sub-adviser to the REIT Fund. As sub-adviser, Heitman provides day-to-day portfolio management services to the Fund. Heitman is located at 191 North Wacker Drive, Suite 2500, Chicago, Illinois, 60606. Heitman is a wholly-owned subsidiary of Heitman LLC, a limited liability company owned 50% by senior executives within the Heitman organization and 50% by Old Mutual (HFL) Inc., a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. Heitman has provided investment management services to corporations, foundations, endowments, pension and profit sharing plans, trusts, estates and other institutions as well as individuals since 1987. As of December 31, 2005, Heitman had approximately $3.02 billion in assets under management.

Timothy J. Pire and Larry S. Antonatos are equally and primarily responsible for the day-to-day management of the Fund. Timothy J. Pire, CFA, is Managing Director of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management.

Larry S. Antonatos is Executive Vice President of Heitman with responsibility for Fund management, research and analysis of the publicly traded real estate securities and implementation of the investment strategy through Fund management. Mr. Antonatos also oversees Heitman’s trading positions.

Please retain this supplement for future reference.

Penn Series Funds, Inc.

Supplement Dated December 19, 2006

to the Statement of Additional Information Dated May 1, 2006

This supplement provides new and additional information beyond that contained in the Statement of Additional Information (SAI) and should be read in conjunction with the SAI.

In the section entitled “Portfolio Managers,” the information included under the heading “Heitman Real Estate Securities LLC” beginning on page 46 of the SAI is hereby deleted and replaced with the following:

Heitman Real Estate Securities LLC (“Heitman”): Investment Sub-Adviser to the REIT Fund (the “Fund”).

Compensation. Heitman compensates the Fund’s portfolio managers. The portfolio managers are a part of the 19 senior employees of Heitman and Heitman LLC who hold a 50% equity interest in the business. The expansion of the firm’s equity ownership group was done to accomplish two goals: to put in place incentives for peak client service and portfolio performance and to provide the basis for retention of key personnel. The total compensation of these partners is tied directly to the performance of the investments under their individual management and the degree to which client objectives have been met.

Compensation for the portfolio management team is aligned with the interests of Heitman’s clients. Compensation comes in the form of salaries, set to market at least annually, and bonus compensation drawn from the profits of the enterprise. Bonuses for Heitman’s publicly traded real estate securities investment professionals are determined according to the following criteria: performance versus benchmark, performance versus peer group managers, stock selection ability, and subjective review of performance.

These measures are evaluated over one and three year periods and the resulting bonuses have typically ranged from 0% to 150% of base salary. Heitman participates in several annual compensation surveys including, the McClagan, NAREIM and FPL surveys. Based on these studies, Heitman’s compensation structure is competitive with the industry standard.

Fund Shares Owned by Portfolio Managers. The portfolio managers did not beneficially own any shares of the Fund, as of December 31, 2005.

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of December 31, 2005.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts		Total Assets

Larry S. Antonatos**	6	393,688,978	6	485,147,283	4,265	*	2,097,930,149	*
Timothy J. Pire**	6	393,688,978	6	485,147,283	4,265	*	2,097,930,149	*
*	One separate account, with assets of approximately $69 million, is subject to a performance-based advisory fee.
**

Portfolio management is performed by a team of two portfolio managers, Timothy J. Pire and Larry S. Antonatos, each of whom has equal responsibility for the $3.02 billion in total assets under management.

Conflicts of Interests. Heitman attempts to minimize conflicts of interest. Heitman’s portfolio trading policy prohibits any allocation of trades in a manner that proprietary accounts, affiliated accounts or any particular client or group of clients receives more favorable treatment than other clients. Heitman often purchases and sells the same security at the same price and time for more than one client because (i) Heitman generally recommends similar strategies for its various accounts, (ii) Heitman only recommends a limited number of real estate related securities, and (iii) numerous clients have similar investment objectives and similar portfolios. Heitman typically allocates trades among the client accounts on a pro-rata basis.

Please retain this supplement for future reference.